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                                                                   Exhibit 10.13

                            MASTER SECURITY AGREEMENT
                                   NO. 4081064
                     Dated as of JULY 30, 2004 ("AGREEMENT")

      THIS AGREEMENT (this "Agreement") is between OXFORD FINANCE CORPORATION (together with its successors and assigns, if any, "SECURED PARTY") and PTC Therapeutics, Inc. ("DEBTOR"). Secured Party has an office at 133 N. Fairfax Street, Alexandria, VA 22314. Debtor is a corporation organized and existing under the laws of the state of Delaware. Debtor's mailing address and chief place of business is 100 Corporate Court, South Plainfield, NJ 07080.

1.    CREATION OF SECURITY INTEREST.

      Debtor grants to Secured Party, its successors and assigns, a security interest in and against all property listed on any collateral schedule now or in the future annexed to or made a part of this Agreement ("COLLATERAL SCHEDULE"), and in and against all additions, attachments, accessories and accessions to such property, all substitutions, replacements or exchanges therefore, and all insurance and/or other proceeds thereof (all such property is individually and collectively called the "COLLATERAL"). This security interest is given to secure the payment and performance of certain Promissory Notes from time to time identified on any Collateral Schedule (collectively "NOTES" and each a "NOTE"), the "Debt Documents" (as defined below), and any renewals, extensions and modifications of such debts, obligations and liabilities (such Notes, debts, obligations and liabilities are called the "INDEBTEDNESS"). Debtor acknowledges that, notwithstanding that the Note(s) may be paid in full, this Security Agreement shall continue to secure the payment and performance of any remaining Indebtedness of Debtor to Secured Party, now existing or arising in the future, and that Secured Party shall be under no obligation to release the Collateral unless and until all Indebtedness of Debtor to Secured Party has been paid and satisfied; provided, however, Secured Party, in its sole and exclusive discretion, may elect to release some of the Collateral without prejudice to Secured Party's security interest in the remaining Collateral. Unless otherwise provided by applicable law, notwithstanding anything to the contrary contained in this Agreement, to the extent that Secured Party asserts a purchase money security interest in any items of Collateral ("PMSI COLLATERAL"): (i) the PMSI Collateral shall secure only that portion of the Indebtedness which has been advanced by Secured Party to enable Debtor to purchase, or acquire rights in or the use of such PMSI Collateral (the "PMSI INDEBTEDNESS"), and (ii) no other Collateral shall secure the PMSI Indebtedness.

2.    REPRESENTATIONS, WARRANTIES AND COVENANTS OF DEBTOR.

      Debtor represents, warrants and covenants as of the date of this Agreement and as of the date of each Collateral Schedule that:

      (a) Debtor's exact legal name is as set forth in the preamble of this Agreement (or, upon any change thereto, Debtor will notify Secured Party in accordance with the terms of this Agreement) and Debtor is, and will remain, duly organized, existing and in good standing under the laws of the State set forth in the preamble of this Agreement, has its chief executive offices at the location specified in the preamble (or, upon any change thereto, Debtor will notify Secured Party in accordance with the terms of this Agreement), and is, and will remain, duly qualified and licensed in every jurisdiction wherever necessary to carry on its business and operations;

      (b) Debtor has adequate power and capacity to enter into, and to perform its obligations under this Agreement, each Note and any other documents evidencing, or given in connection with, any of the Indebtedness (all of the foregoing are called the "DEBT DOCUMENTS");

      (c) This Agreement and the other Debt Documents have been duly authorized, executed and delivered by Debtor and constitute legal, valid and binding agreements enforceable in accordance with their terms, except to the extent that the enforcement of remedies may be limited under applicable bankruptcy and insolvency laws;

      (d) No approval, consent or withholding of objections is required from any governmental authority or instrumentality with respect to the entry into, or performance by Debtor of any of the Debt Documents, except any already obtained;

      (e) The entry into, and performance by, Debtor of the Debt Documents will not (i) violate any of the organizational documents of Debtor or any judgment, order, law or regulation applicable to Debtor, or
            (ii) result in any breach of or constitute a default under any contract to which Debtor is a party, or result in the creation of any lien, claim or encumbrance on any of Debtor's property (except for liens in favor of Secured Party) pursuant to any indenture, mortgage, deed of trust, bank loan, credit agreement, or other agreement or instrument to which Debtor is a party;

      (f) Except as otherwise disclosed to Secured Party, there are no suits or proceedings pending in court or before any commission, board or other administrative agency against or affecting Debtor which could, in the aggregate, have a material adverse effect on Debtor, its business or operations, or its ability to perform its obligations under the Debt Documents, nor does Debtor have reason to believe that any such suits or proceedings are threatened;

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      (g)   All financial statements delivered to Secured Party in connection with the Indebtedness have been prepared in accordance with generally accepted accounting principles, and since the date of the most recent financial statement, there has been no material adverse change in Debtors financial condition;

      (h) The Collateral is not, and will not be, used by Debtor for personal, family or household purposes;

      (i) The Collateral is, and will remain, in good condition and repair and Debtor will not be negligent in its care and use;

      (j) All of the tangible Collateral is located at the locations set forth on each Collateral Schedule. Debtor shall give the Secured Party 30 days prior written notice of any relocation of any Collateral (other than between such locations);

      (k) Debtor is, and will remain, the sole and lawful owner, and in possession of, the Collateral, and has the sole right and lawful authority to grant the security interest described in this Agreement;

      (l) The Collateral is, and will remain, free and clear of all liens, claims and encumbrances of any kind whatsoever, except for (i) liens in favor of Secured Party, (ii) liens for taxes not yet due or for taxes being contested in good faith and which do not involve, in the reasonable judgment of Secured Party, any risk of the sale, forfeiture or loss of any of the Collateral, and (iii) inchoate material men's, mechanic's, repairmen's and similar liens arising by operation of law in the normal course of business for amounts which are not delinquent (all of such liens are called "PERMITTED LIENS");

      (m) All federal, state and local tax returns required to be filed by Debtor have been filed with the appropriate governmental agencies and all taxes due and payable by Debtor have been timely paid. Debtor will pay when due all taxes, assessments and other liabilities except as contested in good faith and by appropriate proceedings and for which adequate reserves have been established; provided, however, the omission to file and/or pay any related fine in connection with any employee benefit plan for the calendar years ending in 2002 and 2003 shall not be deemed a breach of this Subsection 2(m);

      (n) No event or condition exists under any material agreement, instrument or document to which Debtor is a party or may be subject, or by which Debtor or any of its properties are bound, which constitutes a default or an event of default thereunder;

      (o) All reports, certificates, schedules, notices and financial information submitted by Debtor to the Secured Party pursuant to this Agreement shall be certified as true and correct by the president or chief financial officer of Debtor; provided, however, if and to the extent that Secured Party accepts reports, certificates, schedules, notices and financial information without the required certification or fails to provide an objection to the omission to provide the required certification, the omission to certify shall not be deemed a breach of this Subsection 2(o);

      (p) Debtor shall give the Secured Party prompt written notice of any event, occurrence or other matter which has resulted or may result in a material adverse change in its financial condition, business operations, prospects, product development, technology, or business or contractual relations with third parties of Debtor which would impair the ability of Debtor to perform its obligations hereunderor under any of the other material financing agreements to which it is a party or of Secured Party to enforce the Indebtedness or realize upon the Collateral; and

      (q) Debtor has previously delivered to the Secured Party a certificate signed by the Debtor and entitled "Perfection Certificate" (the "PERFECTION CERTIFICATE"). The Debtor represents and warrants to the Secured Party as follows: (a) the Debtor's exact legal name is that indicated on the Perfection Certificate and on the signature page hereof, (b) the Debtor is an organization of the type, and is organized in the jurisdiction set forth in the Perfection Certificate, (c) the Perfection Certificate accurately sets forth the Debtor's organizational identification number or accurately states that the Debtor has none, (d) the Perfection Certificate accurately sets forth the Debtor's place of business or, if more than one, its chief executive office, as well as the Debtor's mailing address, if different, (e) all other information set forth on the Perfection Certificate pertaining to the Debtor is accurate and complete, and (f) that there has been no change in any information provided in the Perfection Certificate since the date on which it was executed by the Debtor other than any change of which Debtor has notified Secured Party in accordance with the terms of this Agreement.

3.    COLLATERAL.

      (a) Until the declaration of any default, Debtor shall remain in possession of the Collateral; except that Secured Party shall have the right to possess (i) any chattel paper or instrument that constitutes a part of the Collateral, and (ii) any other Collateral in which Secured Party's security interest may be perfected only by possession. Secured Party may inspect any of the Collateral during normal business hours after giving Debtor reasonable prior notice.

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      (b)   Debtor shall (i) use the Collateral only in its trade or business,
            (ii) maintain all of the Collateral in good operating order and repair, normal wear and tear excepted, (iii) use and maintain the Collateral only in compliance with manufacturers recommendations and all applicable laws, and (iv) keep all of the Collateral free and clear of all liens, claims and encumbrances (except for Permitted Liens).

      (c) Secured Party does not authorize and Debtor agrees it shall not (i) part with possession of any of the Collateral (except to Secured Party or for maintenance and repair), (ii) remove any of the Collateral from the continental United States, or (iii) sell, rent, lease, mortgage, license, grant a security interest in or otherwise transfer or encumber (except for Permitted Liens) any of the Collateral.

      (d) Debtor shall pay promptly when due all taxes, license fees, assessments and public and private charges levied or assessed on any of the Collateral, on its use, or on this Agreement or any of the other Debt Documents. At its option, Secured Party may discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral and may pay for the maintenance, insurance and preservation of the Collateral and effect compliance with the terms of this Agreement or any of the other Debt Documents, provided that, Secured Party shall not take any of such actions unless and until Debtor has failed to do so in a timely manner, Secured Party has delivered to Debtor written notice of any such failure, and Debtor has not cured such failure within ten days after receipt of such written notice. Debtor agrees to reimburse Secured Party, on demand, all costs and expenses incurred by Secured Party in connection with such payment or performance and agrees that such reimbursement obligation shall constitute Indebtedness.

      (e) Debtor shall, at all times, keep accurate and complete records of the Collateral, and Secured Party shall have the right to inspect and make copies of all of Debtor's books and records relating to the Collateral during normal business hours, after giving Debtor reasonable prior notice.

      (f) Debtor agrees and acknowledges that any third person who may at any time possess all or any portion of the Collateral shall be deemed to hold, and shall hold, the Collateral as the agent of, and as pledge holder for, Secured Party. Secured Party may at any time give notice to any third person described in the preceding sentence that such third person is holding the Collateral as the agent of, and as pledge holder for, the Secured Party.

4.    INSURANCE.

      (a) Debtor shall at all times bear the entire risk of any loss, theft, damage to, or destruction of, any of the Collateral from any cause whatsoever, subject to the limitations set forth in Section 6(c).

      (b) Debtor agrees to keep the Collateral insured against loss or damage by fire and extended coverage perils, theft, burglary, and for any or all Collateral, which are vehicles, for risk of loss by collision, and if requested by Secured Party, against such other risks as Secured Party may reasonably require. The insurance coverage shall be in an amount no less than the full replacement value of the Collateral, and deductible amounts, insurers and policies shall be acceptable to Secured Party. Debtor shall deliver to Secured Party policies or certificates of insurance evidencing such coverage. Each such policy or certificate shall name Secured Party as a loss payee, shall not be subject to co-insurance, and shall provide that if coverage is canceled or lowered, the insurer shall give thirty (30) days prior written notice to Secured Party. Debtor appoints Secured Party as its attorney-in-fact to make proof of loss, claim for insurance and adjustments with insurers, and to receive payment of and execute or endorse all documents, checks or drafts in connection with insurance payments. Secured Party shall not act as Debtor's attorney-in-fact unless Debtor is in default under the Debt Documents. Proceeds of insurance shall be applied, at the option of Secured Party, to repair or replace the Collateral or to reduce any of the Indebtedness.

5.    REPORTS.

      (a) Debtor shall promptly notify Secured Party of (i) any change in the name of Debtor, (ii) any change in the state of its incorporation or registration, (iii) any relocation of its chief executive offices,
            (iv) any of the Collateral being lost, stolen, missing, destroyed, materially damaged or worn out, or (v) any lien, claim or encumbrance other than Permitted Liens attaching to or being made against any of the Collateral.

      (b) Debtor will deliver to Secured Party within one hundred twenty (120) days of the close of each fiscal year of Debtor, a copy of the annual audit report of Debtor, including a balance sheet, income statement, statement of shareholders' equity and statement of cash flows, each prepared in accordance with generally accepted accounting principles consistently applied, certified by a recognized firm of certified public accountants. Debtor will deliver to Secured Party copies of Debtor's balance sheet, income statement and statement of cash flows, each prepared by Debtor in accordance with generally accepted accounting principles consistently applied by Debtor and certified (subject to year-end audit adjustments) by Debtor's chief financial officer, within ninety (90) days after the close of each of the first three quarters of each fiscal year of Debtor. Debtor will deliver to Secured Party copies of all Forms 10-K and 10-Q, if any, within 30 days after the dates on which they are filed with the Securities and Exchange Commission. Debtor will deliver to Secured Party copies of monthly bank account statements or other statements provided with respect to Debtor's cash management activities within forty-five (45) days after the close of each month.

      (c) Secured Party promptly upon request of Secured Party, in form satisfactory to Secured Party, such other and additional information as Secured Party may reasonably request from time to time, provided that,

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            i.    Such additional information exists or could be created without significant additional cost on the part of Debtor;

            ii. If Debtor indicates such additional information is confidential or proprietary, Secured Party will provide written assurances of confidential treatment upon Debtor's request, ensure limited access to such additional information, and guarantee no improper use or transfer thereof; and

            iii. Such additional information will not violate any law, regulation or contractual or other obligation by which Debtor is bound.

6.    FURTHER ASSURANCES.

      (a) Debtor shall, upon request of Secured Party, furnish to Secured Party such further information, execute and deliver to Secured Party such documents and instruments (including, without limitation, Uniform Commercial Code financing statements) and shall do such other acts and things as Secured Party may at any time reasonably request to perfect or protect the security interest created by this Agreement or for the purpose of carrying out the intent of this Agreement. Without limiting the foregoing, Debtor shall cooperate and do all acts reasonably deemed necessary or advisable by Secured Party to continue in Secured Party a perfected first security interest in the Collateral, and shall use its best efforts under the circumstances to obtain and furnish to Secured Party any subordinations, releases, landlord waivers, lessor waivers, mortgagee waivers, or control agreements, and similar documents as may be from time to time reasonably requested by, and in form and substance reasonably satisfactory to, Secured Party.

      (b) Debtor shall use its best efforts under the circumstances to perform any and all acts requested by the Secured Party to establish, maintain and continue the Secured Party's security interest and liens in the Collateral, including but not limited to, executing or authenticating financing statements and such other instruments and documents when and as reasonably requested by the Secured Party. Debtor hereby authorizes Secured Party through any of Secured Party's employees, agents or attorneys to file any and all financing statements, including, without limitation, any original filings, continuations, transfers or amendments thereof required to perfect Secured Party's security interest and liens in the Collateral under the UCC without authentication or execution by Debtor. Debtor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statement(s) and amendments thereto that (a) indicate the Collateral (i) is subject to the Secured Party's security interest, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of the State or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) provide any other information required by part 5 of Article 9 of the Uniform Commercial Code of the State or such other jurisdiction for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether the Debtor is an organization, the type of organization and any organization identification number issued to the Debtor, and
            (ii) in the case of a financing statement filed as a fixture filing, a sufficient description of real property to which the Collateral relates. The Debtor agrees to furnish any such information to the Secured Party promptly upon the Secured Party's request.

      (c) Debtor shall indemnify and defend the Secured Party, its successors and assigns, and their respective directors, officers and employees, from and against all claims, actions and suits (including, without limitation, related attorneys' fees) of any kind whatsoever arising, directly or indirectly, in connection with any of the Collateral, provided that, Debtor shall have no such obligation to indemnify or defend Secured Party or any such entities or persons from and against any such claims, actions or suits (including without limitation attorneys' fees) arising, directly or indirectly, in connection with any of the following:

            (i) Secured Party's or its agents' failure to comply with any applicable laws, rules or regulations in relation to its handling, use or transport of the Collateral;

            (ii) Secured Party's or its agents' failure to utilize properly trained or experienced personnel for the handling, use or transport of any materials or other items of Collateral which constitute or contain hazards or dangers known or identified to Secured Party as such; or

            (iii) Secured Party's or its agents' gross negligence or willful misconduct.

7.    DEFAULT AND REMEDIES.

      (a) Debtor shall be in default under this Agreement and each of the other Debt Documents if:

            (i) Debtor breaches its obligation to pay when due any installment or other amount due or coming due under any of the Debt Documents and fails to cure such breach within five (5) days of when due;

            (ii) Debtor, without the prior written consent of Secured Party, attempts to or does sell, rent, lease, license, mortgage, grant a security interest in, or otherwise transfer or encumber (except for Permitted Liens) any of the Collateral;

            (iii) Debtor breaches any of its insurance obligations under Section
                  4;

            (iv) Debtor breaches any of its other non-payment obligations under any of the Debt Documents and fails to cure that breach within thirty (30) days after written notice from Secured Party;

            (v) Any material warranty, representation or statement made by Debtor in any of the Debt Documentsor otherwise in connection with any of the Indebtedness shall be false or misleading in any material respect as of the date made;

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            (vi)  Any of the Collateral is subjected to attachment, execution, levy, seizure or confiscation in any legal proceeding or otherwise, or if any legal or administrative proceeding is commenced against Debtor or any of the Collateral, which in the good faithreasonable judgment of Secured Party subjects any of the Collateral to a material risk of attachment, execution, levy, seizure or confiscation and no bond is posted or protective order obtained to negate such risk;

            (vii) Debtor breaches or is in default under any other agreement between Debtor and Secured Party;

            (viii) Debtor or any guarantor or other obligor for any of the
                  Indebtedness (collectively "GUARANTOR") dissolves, terminates its existence, becomes insolvent or ceases to do business as a going concern;

            (ix) With respect to any Debtor or any Guarantor who is a natural person, Debtor or any such Guarantor dies or becomes incompetent;

            (x) A receiver is appointed for all or of any part of the property of Debtor or any Guarantor, or Debtor or any Guarantor makes any assignment for the benefit of creditors;

            (xi) Debtor or any Guarantor files a petition under any bankruptcy, insolvency or similar law, or any such petition is filed against Debtor or any Guarantor and is not dismissed within forty-five (45) days;

            (xii) Debtor's improper filing of an amendment or termination statement relating to a filed financing statement describing the Collateral.

            (xiii) Except with the Secured Party's prior written consent which shall not be unreasonably withheld, conditioned or delayed, Debtor shall merge with or consolidate into any other entity or sell all or substantially all of its assets or in any manner terminate its existence;

            (xiv) Except with the Secured Party's prior written consent which shall not be unreasonably withheld, conditioned or delayed, Debtor is a privately held corporation, more than 50% of Debtor's voting capital stock, or effective control of Debtor's voting capital stock, issued and outstanding from time to time, is not retained by the holders of such stock on the date the Agreement is executed;

            (xv) Except with the Secured Party's prior written consent which shall not be unreasonably withheld, conditioned or delayed, Debtor is a publicly held corporation, there shall be a change in the ownership of Debtor's stock such that Debtor is no longer subject to the reporting requirements of the Securities Exchange Act of 1934 or no longer has a class of equity securities registered under Section 12 of the Securities Act of 1933;

            (xvi) Debtor defaults under any other material financing arrangement between Debtor and a third party; and

            (xvii) A change or event shall have occurred which would impair the ability of Debtor to perform its material obligations hereunder or of Secured Party to enforce the Indebtedness or realize upon the Collateral;

      (b) If Debtor is in default, the Secured Party, at its option, may declare any or all of the Indebtedness to be immediately due and payable, without demand or notice to Debtor or any Guarantor. The accelerated obligations and liabilities shall bear interest (both before and after any judgment) until paid in full at the lower of thirteen percent (13%) per annum or the maximum rate not prohibited by applicable law.

      (c) Upon a default of this Agreement by Debtor or the occurrence of an event which would constitute a default, Secured Party shall have all of the rights and remedies of a Secured Party under the Uniform Commercial Code, and under any other applicable law. Without limiting the foregoing, Secured Party shall have the right in such circumstances to (i) notify any account debtor of Debtor or any obligor on any instrument which constitutes part of the Collateral to make payment to the Secured Party, (ii) with or without legal process, enter any premises where the Collateral may be and take possession of and remove the Collateral from the premises or store it on the premises, (iii) sell the Collateral at public or private sale, in whole or in part, and have the right to bid and purchase at said sale, or (iv) lease or otherwise dispose of all or part of the Collateral, applying proceeds from such disposition to the obligations then in default. Upon a default of this Agreement by Debtor or the occurrence of an event that would constitute a default, if requested by Secured Party, Debtor shall promptly assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party, which is reasonably convenient to both parties. Upon a default of this Agreement by Debtor or the occurrence of an event which would constitute a default, Secured Party may also render any or all of the Collateral unusable at the Debtor's premises and may dispose of such Collateral on such premises without liability for rent or costs. Any notice that Secured Party is required to give to Debtor under the Uniform Commercial Code of the time and place of any public sale or the time after which any private sale or other intended disposition of the Collateral is to be made shall be deemed to constitute reasonable notice if such notice is given to the last known address of Debtor at least five (5) days prior to such action. Upon a default of this Agreement by Debtor or the occurrence of an event of default and during the continuation of such default or event, Debtor hereby appoints Secured Party as Debtor's attorney-in-fact, with full authority in Debtor's place and stead and in Debtor's name or otherwise, from time to time in Secured Party's sole and arbitrary discretion, to take any action and to execute any instrument which Secured Party reasonably deems necessary or advisable to accomplish the purpose of this Agreement.

      (d) Proceeds from any sale or lease or other disposition shall be applied: first, to all costs of repossession, storage, and disposition including without limitation attorneys', appraisers', and auctioneers' fees; second, to discharge the obligations then in default; third, to discharge any other Indebtedness of Debtor to Secured Party, whether as obligor, endorser, guarantor, surety or indemnitor; fourth, to expenses incurred in paying or settling liens and claims against the Collateral; and lastly, to Debtor, if there exists any surplus. Debtor shall remain fully liable for any deficiency.

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      (e)   Upon a default of this Agreement by Debtor or the occurrence of an event which with the passage of time or the giving of notice would constitute a default, Debtor agrees to pay all reasonable attorneys' fees and other costs incurred by Secured Party in connection with the enforcement, assertion, defense or preservation of Secured Party's rights and remedies under this Agreement, or if prohibited by law, such lesser sum as may be permitted. Debtor further agrees that such fees and costs shall constitute Indebtedness.

      (f) Secured Party's rights and remedies under this Agreement or otherwise arising are cumulative and may be exercised singularly or concurrently. Neither the failure nor any delay on the part of the Secured Party to exercise any right, power or privilege under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise of that or any other right, power or privilege. SECURED PARTY SHALL NOT BE DEEMED TO HAVE WAIVED ANY OF ITS RIGHTS UNDER THIS AGREEMENT OR UNDER ANY OTHER AGREEMENT, INSTRUMENT OR PAPER SIGNED BY DEBTOR UNLESS SUCH WAIVER IS EXPRESSED IN WRITING AND SIGNED BY SECURED PARTY. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

      (g) DEBTOR AND SECURED PARTY UNCONDITIONALLY WAIVE THEIR RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, ANY OF THE OTHER DEBT DOCUMENTS, ANY OF THE INDEBTEDNESS SECURED HEREBY, ANY DEALINGS BETWEEN DEBTOR AND SECURED PARTY RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN DEBTOR AND SECURED PARTY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT. THIS WAIVER IS IRREVOCABLE. THIS WAIVER MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING. THE WAIVER ALSO SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, ANY OTHER DEBT DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

8.    MISCELLANEOUS.

            (a) This Agreement, any Note and/or any of the other Debt Documents may be assigned, in whole or in part, by Secured Party without notice to Debtor, and Debtor agrees not to assert against any such assignee, or assignee's assigns, any set-off, recoupment claim or counterclaim which Debtor has or may at any time have against Secured Party for any reason whatsoever, except in any case of the defense of payment. Debtor agrees that if Debtor receives written notice of an assignment from Secured Party, Debtor will pay all amounts payable under any assigned Debt Documents to such assignee or as instructed by Secured Party. Debtor also agrees to confirm in writing receipt of the notice of assignment as may be reasonably requested by Secured Party or assignee.

            (b) All notices to be given in connection with this Agreement shall be in writing, shall be addressed to the parties at their respective addresses set forth in this Agreement (unless and until a different address may be specified in a written notice to the other party), and, in the case of all such notices to Debtor, a copy shall be sent by email to legal@ptcbio.com, and shall be deemed given (i) on the date of receipt if delivered in hand or by facsimile transmission,
                  (ii) on the next business day after being sent by express mail, and (iii) on the fourth business day after being sent by regular, registered or certified mail. As used herein, the term "business day" shall mean and include any day other than Saturdays, Sundays, or other days on which commercial banks in New York, New York are required or authorized to be closed.

            (c) Upon notice to Debtor, Secured Party may fill in all blanks in any Collateral Schedule consistent with the agreement of the parties. With the consent of Debtor, Secured Party may correct patent errors and fill in all blanks in this Agreement consistent with the terms hereof, provided that, consistent with the agreement of the parties, Secured Party may fill in the date in any Note or this Agreement without further notice to or consent of Debtor.

            (d) Time is of the essence of this Agreement. This Agreement shall be binding, jointly and severally, upon all parties described as the "Debtor" and their respective heirs, executors, representatives, successors and assigns, and shall inure to the benefit of Secured Party, its successors and assigns.

            (e) This Agreement and its Collateral Schedules constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersede all prior understandings (whether written, verbal or implied) with respect to such subject matter. THIS AGREEMENT AND ITS COLLATERAL SCHEDULES SHALL NOT BE CHANGED OR TERMINATED ORALLY OR BY COURSE OF CONDUCT, BUT ONLY BY A WRITING SIGNED BY BOTH PARTIES. Section headings contained in this Agreement have been included for convenience only, and shall not affect the construction or interpretation of this Agreement.

            (f) This Agreement shall continue in full force and effect until all of the Indebtedness has been indefeasibly paid in full to Secured Party or its assignee. The surrender, upon payment or otherwise, of any Note or any of the other documents evidencing any of the Indebtedness shall not affect the right of Secured Party to retain the Collateral for such other Indebtedness as may then exist or as it may be reasonably contemplated will exist in the future. This Agreement shall automatically be reinstated if Secured Party is ever required to return or restore the payment of all or any portion of the Indebtedness (all as though such payment had never been made).

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

            DEBTOR AGREES THAT SECURED PARTY AND/OR ITS SUCCESSORS AND ASSIGNS SHALL HAVE THE OPTION BY WHICH STATE LAWS THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED: (A) THE LAWS OF THE COMMONWEALTH OF VIRGINIA; OR (B) IF COLLATERAL HAS BEEN PLEDGED TO SECURE THE LIABILITIES, THEN BY THE LAWS OF THE STATE OR STATES WHERE THE COLLATERAL IS LOCATED, AT SECURED PARTY'S OPTION. THIS CHOICE OF STATE LAWS IS EXCLUSIVE TO THE SECURED PARTY. DEBTOR SHALL NOT HAVE ANY OPTION TO CHOOSE THE LAWS BY WHICH THIS AGREEMENT SHALL BE GOVERNED. DEBTOR ACKNOWLEDGES THAT THIS AGREEMENT IS BEING SIGNED BY THE SECURED PARTY IN PARTIAL CONSIDERATION OF SECURED PARTY'S RIGHT TO ENFORCE IN THE JURISDICTION STATED ABOVE. DEBTOR CONSENTS TO JURISDICTION IN THE COMMONWEALTH OF VIRGINIA OR THE STATE IN WHICH ANY COLLATERAL IS LOCATED AND VENUE IN ANY FEDERAL OR STATE COURT IN THE COMMONWEALTH OF VIRGINIA OR THE STATE IN WHICH COLLATERAL IS LOCATED FOR SUCH PURPOSES AND WAIVES ANY AND ALL RIGHTS TO CONTEST SAID JURISDICTION AND VENUE AND ANY OBJECTION THAT SAID COUNTY IS NOT CONVENIENT. DEBTOR WAIVES ANY RIGHTS TO COMMENCE ANY ACTION AGAINST SECURED PARTY IN ANY JURISDICTION EXCEPT VIRGINIA, OR IF SECURED PARTY CHOOSES TO LITIGATE IN A STATE WHERE COLLATERAL IS LOCTAED THEN IN SUCH COUNTY AND STATE.

      IN WITNESS WHEREOF, Debtor and Secured Party, intending to be legally bound hereby, have duly executed this Agreement in one or more counterparts, each of which shall be deemed to be an original, as of the day and year first aforesaid.

SECURED PARTY:                             DEBTOR:

OXFORD FINANCE CORPORATION                 PTC THERAPEUTICS, INC.

By: /S/ MICHAEL J. ALTENBURGER             By: /S/ WILLAIM BAIRD

Name: Michael J. Altenburger               Name: William Baird III

Title: Chief Financial Officer             Title: Vice President Finance

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